Exhibit 99.2

L-3 COMMUNICATIONS HOLDINGS, INC.

AND L-3 COMMUNICATIONS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On July 17, 2012, L-3 Communications Holdings, Inc. (L-3), completed the previously announced spin-off of Engility Holdings, Inc. (Engility) through a pro rata distribution to L-3 shareholders of one share of Engility common stock for every six shares of L-3 common stock held by such shareholders as of July 16, 2012, the record date, or approximately 16 million shares of Engility common stock. In connection with the spin-off, Engility made a cash distribution of $335 million to L-3. Engility filed a registration statement on Form 10 (Registration Statement) with the Securities and Exchange Commission (SEC) describing the spin-off and other information about Engility. The Registration Statement was declared effective by the SEC on July 2, 2012.

Engility includes the systems engineering and technical assistance (SETA), training and operational support services businesses that were previously part of L-3’s Government Services segment. L-3 retained the cyber security, intelligence, enterprise information technology and security solutions businesses that were part of its Government Services segment, which has been renamed the National Security Solutions segment. L-3 will report the Engility financial results as discontinued operations beginning with L-3’s 2012 third quarter, along with all comparative prior periods.

Prior to the completion of the spin-off, L-3 and Engility entered into a Distribution Agreement and several other agreements that govern the post-separation relationship between L-3 and Engility. These agreements generally provide that each party is responsible for its respective assets, liabilities and obligations following the spin-off. The agreements also describe future commitments to provide transition services between L-3 and Engility.

The following unaudited pro forma condensed consolidated financial information consists of the unaudited pro forma condensed consolidated statement of operations for the quarters ended March 30, 2012 and April 1, 2011, and the years ended December 31, 2011, 2010 and 2009, and an unaudited pro forma condensed consolidated balance sheet as of March 30, 2012, which have been derived from L-3’s historical consolidated financial statements.

The following unaudited pro forma condensed consolidated financial information gives effect to the Engility spin-off and related transactions, including: (1) the transfer to Engility of certain of L-3’s assets and liabilities that are specifically identifiable or otherwise allocable to Engility, (2) the transfer to Engility of certain tax assets and liabilities as defined in the Tax Matters Agreement, (3) the elimination of L-3’s equity interest in Engility, (4) a $335 million cash distribution to L-3 from Engility, and (5) the planned use of a portion of the cash distribution from Engility to redeem $250 million of L-3’s 6 3/8% Senior Subordinated Notes due 2015 (2015 Notes). L-3 assumed the spin-off and related transactions occurred on March 30, 2012 for the unaudited pro forma condensed consolidated balance sheet. For the unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2011, 2010 and 2009, and the quarters ended March 30, 2012 and April 1, 2011, L-3 assumed the spin-off and related transactions occurred on January 1, 2009, except that the planned redemption of the 2015 Notes is assumed to have occurred on January 1, 2011. The unaudited pro forma financial information should be read in conjunction with L-3’s unaudited condensed consolidated financial statements for the quarter ended March 30, 2012 included in its quarterly report on Form 10-Q filed with the SEC on May 9, 2012 and L-3’s historical audited financial statements and accompanying notes included in its annual report on Form 10-K filed with the SEC on February 29, 2012.

The pro forma adjustments are based on the best information available and assumptions that management believes are reasonable. The pro forma adjustments may differ from those that will be calculated to report Engility as discontinued operations in L-3’s future filings. The unaudited pro forma condensed consolidated financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what L-3’s results of operations or balance sheet would have been had the spin-off occurred on the dates indicated. The unaudited pro forma condensed consolidated financial information also should not be considered representative of L-3’s future results of operations or financial position.

In addition, L-3 intends to use approximately $75 million of the cash distribution from Engility to repurchase shares of L-3 common stock by the end of 2012. The pro forma condensed consolidated financial information has not been adjusted for such share repurchases as the timing of such share repurchases and the price of L-3’s common stock when those share repurchases are made is currently not known.

See the notes to the unaudited pro forma condensed consolidated financial information for a more detailed discussion of these transactions.

L-3 COMMUNICATIONS HOLDINGS, INC.

AND L-3 COMMUNICATIONS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Quarter Ended March 30, 2012
		Pro Forma Adjustments
$ in millions, except per share data	Historical	Engility [A]	Other		Pro Forma
Sales	$3,588	$(477)	$49	[B]	$3,160
Cost of sales	3,231	(436)	40	[C]	2,835

Operating income	357	(41)	9		325
Interest and other expense	48	—	(11)[D]		37

Income before income taxes	309	(41)	20		288
Provision for income taxes	106	—	(8)[E]		98

Net income	$203	$(41)	$28		$190
Less: Net income attributable to noncontrolling interests	2	(1)	—		1

Net income attributable to L-3	$201	$(40)	$28		$189
Less: Net income allocable to participating securities	—	—	—		—

Net income allocable to L-3 Holdings’ common shareholders	$201	$(40)	$28		$189

Earnings per share allocable to L-3 Holdings’ common shareholders:
Basic	$2.03				$1.91

Diluted	$2.01				$1.89

L-3 Holdings’ weighted average common shares outstanding:
Basic	99.0				99.0

Diluted	100.2				100.2

	Quarter Ended April 1, 2011
		Pro Forma Adjustments
$ in millions, except per share data	Historical	Engility [A]	Other		Pro Forma
Sales	$3,601	$(544)	$10	[B]	$3,067
Cost of sales	3,211	(489)	7	[C]	2,729

Operating income	390	(55)	3		338
Interest and other expense	79	—	(4)[D]		75

Income before income taxes	311	(55)	7		263
Provision for income taxes	104	—	(19)[E]		85

Net income	$207	$(55)	$26		$178
Less: Net income attributable to noncontrolling interests	3	(1)	—		2

Net income attributable to L-3	$204	$(54)	$26		$176
Less: Net income allocable to participating securities	1	—	—		1

Net income allocable to L-3 Holdings’ common shareholders	$203	$(54)	$26		$175

Earnings per share allocable to L-3 Holdings’ common shareholders:
Basic	$1.87				$1.61

Diluted	$1.85				$1.60

L-3 Holdings’ weighted average common shares outstanding:
Basic	108.5				108.5

Diluted	109.5				109.5

L-3 COMMUNICATIONS HOLDINGS, INC.

AND L-3 COMMUNICATIONS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Year Ended December 31, 2011
		Pro Forma Adjustments
$ in millions, except per share data	Historical	Engility [A]	Other		Pro Forma
Sales	$15,169	$(2,179)	$168	[B]	$13,158
Cost of sales	13,528	(1,962)	149	[C]	11,715
Impairment charge	43	—	—		43

Operating income	1,598	(217)	19		1,400
Interest and other expense	270	—	(39)[D]		231

Income before income taxes	1,328	(217)	58		1,169
Provision for income taxes	360	—	(62)[E]		298

Net income	$968	$(217)	$120		$871
Less: Net income attributable to noncontrolling interests	12	(3)	—		9

Net income attributable to L-3	$956	$(214)	$120		$862
Less: Net income allocable to participating securities	2	—	—		2

Net income allocable to L-3 Holdings’ common shareholders	$954	$(214)	$120		$860

Earnings per share allocable to L-3 Holdings’ common shareholders:
Basic	$9.14				$8.24

Diluted	$9.03				$8.14

L-3 Holdings’ weighted average common shares outstanding:
Basic	104.4				104.4

Diluted	105.6				105.6

	Year Ended December 31, 2010
		Pro Forma Adjustments
$ in millions, except per share data	Historical	Engility [A]	Other		Pro Forma
Sales	$15,680	$(2,336)	$46	[B]	$13,390
Cost of sales	13,930	(2,060)	35	[C]	11,905

Operating income	1,750	(276)	11		1,485
Interest and other expense	266	—	(33)[D]		233

Income before income taxes	1,484	(276)	44		1,252
Provision for income taxes	518	—	(90)[E]		428

Net income	$966	$(276)	$134		$824
Less: Net income attributable to noncontrolling interests	11	(2)	—		9

Net income attributable to L-3	$955	$(274)	$134		$815
Less: Net income allocable to participating securities	5	—	—		5

Net income allocable to L-3 Holdings’ common shareholders	$950	$(274)	$134		$810

Earnings per share allocable to L-3 Holdings’ common shareholders:
Basic	$8.31				$7.09

Diluted	$8.25				$7.04

L-3 Holdings’ weighted average common shares outstanding:
Basic	114.3				114.3

Diluted	115.1				115.1

L-3 COMMUNICATIONS HOLDINGS, INC.

AND L-3 COMMUNICATIONS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Year Ended December 31, 2009
		Pro Forma Adjustments
$ in millions, except per share data	Historical	Engility [A]	Other		Pro Forma
Sales	$15,615	$(2,523)	$55	[B]	$13,147
Cost of sales	13,959	(2,225)	46	[C]	11,780

Operating income	1,656	(298)	9		1,367
Interest and other expense	270	—	(34)[D]		236

Income before income taxes	1,386	(298)	43		1,131
Provision for income taxes	475	—	(101)[E]		374

Net income	$911	$(298)	$144		$757
Less: Net income attributable to noncontrolling interests	10	(1)	—		9

Net income attributable to L-3	$901	$(297)	$144		$748
Less: Net income allocable to participating securities	8	—	—		8

Net income allocable to L-3 Holdings’ common shareholders	$893	$(297)	$144		$740

Earnings per share allocable to L-3 Holdings’ common shareholders:
Basic	$7.65				$6.34

Diluted	$7.61				$6.30

L-3 Holdings’ weighted average common shares outstanding:
Basic	116.8				116.8

Diluted	117.4				117.4

L-3 COMMUNICATIONS HOLDINGS, INC.

AND L-3 COMMUNICATIONS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)

	As of March 30, 2012
		Pro Forma Adjustments
$ in millions, except per share data	Historical	Engility [A]	Other		Distribution to L-3 From Engility	Pro Forma
Assets
Current assets:
Cash and cash equivalents	$493	$(7)	$(262)[F]		$335	$559
Receivables, net	1,268	(408)	—		—	860
Other current assets	3,476	(19)	—		—	3,457

Total current assets	5,237	(434)	(262)		335	4,876

Property, plant and equipment, net	948	(12)	—		—	936
Goodwill	8,859	(429)	(796)[G]		—	7,634
Other assets	655	(20)	(99	)[F][G]	—	536

Total assets	$15,699	$(895)	$(1,157)		$335	$13,982

Liabilities and Equity
Current liabilities:
Accounts payable, trade	$550	$(42)	$—		$—	$508
Other current liabilities	2,218	(183)	(21)[F]		—	2,014

Total current liabilities	2,768	(225)	(21)		—	2,522

Other liabilities	1,968	(24)	(76)[G]		—	1,868
Long-term debt	4,126	—	(249)[F]		—	3,877

Total liabilities	8,862	(249)	(346)		—	8,267

Equity:
L-3 shareholder’s equity	7,160	(635)	(811	)[F][G]	335	6,049
Accumulated other comprehensive loss	(411)	—	—		—	(411)

Total L-3 shareholders’ equity	6,749	(635)	(811)		335	5,638
Noncontrolling interests	88	(11)	—		—	77

Total equity	6,837	(646)	(811)		335	5,715

Total liabilities and equity	$15,699	$(895)	$(1,157)		$335	$13,982

L-3 COMMUNICATIONS HOLDINGS, INC.

AND L-3 COMMUNICATIONS CORPORATION

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(Unaudited)

Statements of Operations and Balance Sheet

A.	The adjustments remove the assets, liabilities, equity and results of operations of the SETA, training and operational support services businesses that comprise Engility. The adjustments to results of operations (1) include sales made by Engility businesses to other L-3 businesses that were eliminated in L-3’s consolidated historical results and (2) exclude certain general corporate overhead expenses that are not specifically related to the Engility businesses and do not meet the requirements to be presented as a component of discontinued operations.

Statements of Operations

B.	Sales made by Engility businesses to other L-3 businesses are included as part of the adjustment to remove Engility from L-3’s historical results of operations in Note A above. This pro forma adjustment to sales adjusts for the effect of the removal of these intercompany sales not included in L-3’s historical results of operations as they were eliminated in consolidation.

C.	The adjustment to cost of sales adjusts for: (1) the assignment to Engility of non-recurring transaction costs incurred by L-3 in connection with the spin-off, (2) the effect of the removal of intercompany cost of sales associated with intercompany sales described in Notes A and B above, and (3) intangible asset amortization expense related primarily to Engility customer relationship intangible assets, which have historically been managed and recorded by L-3. The components of the adjustment to cost of sales for each period presented are listed below.

$ in millions	March 30, 2012	April 1, 2011	December 31,
			2011	2010	2009
Non-recurring spin-off transaction costs	$(6)	$—	$(9)	$—	$—
Intercompany cost of sales	49	10	168	46	55
Intangible asset amortization expense	(3)	(3)	(10)	(11)	(9)

Total cost of sales adjustment	$40	$7	$149	$35	$46

D.

The adjustment to interest and other expense reflects: (1) the allocation of interest expense for debt not directly attributable or related to L-3’s other operations, allocated based on the ratio of: (x) Engility net assets to (y) the sum of total L-3 consolidated net assets plus L-3 consolidated total debt, and (2) estimated debt retirement charge and interest expense savings in connection with the planned redemption of $250 million of aggregate principal amount of L-3’s 6 3/8% Senior Subordinated Notes due in 2015 (2015 Notes), which is further described in Note F below. The debt retirement charge and interest expense savings assume that the redemption of the 2015 Notes occurred on January 1, 2011. The components of the adjustment to interest and other expense for each period presented are listed below.

$ in millions	March 30, 2012	April 1, 2011	December 31,
			2011	2010	2009
Allocated historical interest expense	$(7)	$(8)	$(31)	$(33)	$(34)
Debt retirement charge	—	8	8	—	—
Interest savings on 2015 Notes	(4)	(4)	(16)	—	—

Total interest and other expense adjustment	$(11)	$(4)	$(39)	$(33)	$(34)

E.	Federal income taxes have not been historically allocated to Engility as they were recorded by L-3. The pro forma adjustments were tax effected using an estimated effective tax rate of 38.8% in 2011, 38.8% in 2010, 39.6% in 2009, 38.0% in the 2012 first quarter, and 39.6% in the 2011 first quarter applied to income before income taxes for Engility plus the other pro forma adjustments.

L-3 COMMUNICATIONS HOLDINGS, INC.

AND L-3 COMMUNICATIONS CORPORATION

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(Unaudited)

Balance Sheet

F.	L-3 intends to use a portion of the cash distribution from Engility to redeem $250 million aggregate principal amount of the 2015 Notes on or about July 26, 2012 (the “Redemption Date”) at a redemption price of 102.125% of the principal amount thereof, plus accrued and unpaid interest, up to but not including the Redemption Date.

The adjustments assume a March 30, 2012 redemption date and reflect a reduction in: (1) cash of $262 million, which is comprised of $250 million aggregate principal amount, $7 million of accrued and unpaid interest and a $5 million redemption premium, (2) other assets of $2 million to write-off unamortized debt issuance costs, (3) other current liabilities of $7 million for the payment of accrued and unpaid interest at March 30, 2012, (4) debt of $249 million comprised of $250 million aggregate principal amount and $1 million of unamortized discount, and (5) other current liabilities of $14 million to record current deferred income tax liabilities.

G.	The adjustment reflects the allocation of certain amounts that were historically managed and recorded by L-3 including: (1) noncurrent income tax payables of $52 million and deferred income tax liabilities of $22 million associated with the Engility tax provision, (2) goodwill of $796 million allocated to Engility based on the relative fair value of Engility and L-3’s National Security Solutions business, (3) identifiable long lived intangible assets of $97 million, and (4) deferred compensation plan liabilities of $2 million.